SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 4, 2004
(Date of earliest event reported)

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SINOFRESH HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

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Florida (State or other jurisdiction of incorporation or organization)	0-49764 (Commission File Number)	65-1082270 (IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
Item 7. Exhibits.
Signature Page
Letter fron Salberg & Company, P.A.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     Effective March 4, 2004, we dismissed Salberg & Company, P.A. (“Salberg”) as the independent auditors of our financial statements. We appointed Moore Stephens and Lovelace, P.A., effective March 4, 2004, as our independent auditors. The decision to change auditors was approved by our Board of Directors on March 4, 2004 at which time it was believed that two of the formerly five Board members had been previously removed by shareholder written consent. Subsequent to such date, it was determined that there was a technical deficiency in the written consents and as a result, two of the five Board members had not been removed and therefore were still on the Board. However, on March 29, 2004, at a meeting of the full Board of Directors, a majority of the Board of Directors ratified and approved the termination of Salberg and the appointment of Moore Stephens and Lovelace, P.A. as our independent auditors effective March 4, 2004.

     In September 2003, the Company acquired SinoFresh HealthCare, Inc., a Delaware corporation (the “Delaware Company”) by merger of that Delaware Company into SinoFresh Acquisition Sub, Inc., a Florida corporation and wholly-owned subsidiary of the Company. SinoFresh Acquisition Sub remained the surviving entity, changed its name to SinoFresh Corporation and is the operating subsidiary of the Company. Post-merger, the Company filed a Form 8-K/A which included the financial statements of the Delaware Company for its fiscal year ended December 31, 2002, as audited by Salberg (which at the time of the merger became the Company’s independent auditors), together with unaudited financial statements for the six months ended June 30, 2003. The financial statements of the Delaware Company are deemed the financial statements of the Company post-merger. No report of Salberg on our financial statements for the fiscal year ended December 31, 2002 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. During Salberg’s engagement and through the date of its letter, there were no disagreement(s) with Salberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Salberg, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During Salberg’s engagement and through the date of its letter, Salberg did not advise us of any matters listed in paragraphs (1) through (3) of Item 304(a) (1) (iv)(B) of Regulation S-B, except as follows: On February 26, 2004, Salberg requested, as an expanded audit procedure, the engagement of an outside specialist to review accounting matters relating to a recently filed lawsuit against the Company and its management. The Company did not disagree with Salberg’s request. However, the Company decided to instead replace Salberg with a larger accounting firm that has more resources and personnel to complete the Company’s audit of its 2003 financial statements and also perform any expanded audit procedures the new accounting firm deems appropriate. The Company authorized Salberg to respond fully to any inquiries about the foregoing made by Moore Stephens and Lovelace, P.A.

     We furnished Salberg with a copy of our above statements, which are made in response to Item 304(a)(1) Regulation S-B and requested that Salberg furnish us with a letter addressed to the SEC, stating whether or not it agrees with such statements. A copy of Salberg’s letter, dated March 30, 2004 is attached as an exhibit to this amended Current Report.

Item 7. Exhibits.

Exhibit No.	Item

16.1	Letter from Salberg & Company, P.A. dated March 30, 2004, to the Securities and Exchange Commission.

Signature Page

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.
Date: April 9, 2004	By: /s/ Charles Fust Charles Fust Chairman and Chief Executive Officer